Pioneering Novel Treatments with a one-tract mind FOCUSED ON RARE AND UNMET NEEDS IN DIGESTIVE DISEASES AND UNIQUE GI B IOLOGY June 28 , 2022

forward-looking statements This presentation includes forward-looking statements based upon the Company's current expectations. Forward- looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, anticipated milestones and any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of various risks and uncertainties, which include, without limitation: the impact of COVID-19 on our operations, enrollment in and timing of clinical trials; reliance on research and development partners; uncertainties associated with the clinical development and regulatory approval of product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; reliance on collaborators; and risks associated with acquiring and developing additional compounds. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, Form 10-Q for the quarter ended March 31, 2022, and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Changing the world through novel therapeutic approaches that treat people with rare and debilitating conditions via unique gut related pathways. vision changing the world for patients mission Developing innovative treatments to liberate patients from rare and underserved diseases through our deep understanding of GI biology. 3 investor highlights 9 meters at a glance Focused on rare and debilitating diseases by modulating the biology of the GI tract vurolenatide Proprietary long-acting GLP-1 agonist for short bowel syndrome with Phase 3 initiation planned for 2H 2022 a straight-forward strategy Employing capital efficient development & commercialization pathways 4 robust preclinical pipeline Promising preclinical pipeline addressing unmet needs in GI diseases leading institutional investor support and coverage by leading health care analysts Nasdaq listed: NMTR larazotide Oral, non-absorbed tight junction regulator and only therapeutic in Phase 3 for celiac disease

John Temperato PRESIDENT & CHIEF EXECUTIVE OFFICER Bethany Sensenig, MBA, CMA CHIEF FINANCIAL OFFICER Patrick H. Griffin, MD CHIEF MEDICAL OFFICER Sireesh Appajosyula, PharmD SVP, CORPORATE DEVELOPMENT & OPERATIONS Nir Barak, MD SVP, SCIENTIFIC AFFAIRS Matthew D. Bryant, PharmD VP, MEDICAL AFFAIRS Sarah Liu, MBA CHIEF COMMERCIAL OFFICER Al Medwar, MBA SVP, INVESTOR RELATIONS & CORPORATE COMMUNICATIONS leadership team 5 develop capital efficient & regulatory predicates acquire/ partner aligned to focus commercialize efficient US footprint; strategic ROW partnerships rare, unmet needs & unique GI biology digestive disease-centric, patient-focused • Acquire targeted clinical compounds • Agnostic within GI tract if needs are unmet • Rare & unmet needs allow for targeted patient profiling focus provides • Capital efficient development pathways • Market protection enhancements • Capital efficient commercialization • Payer leverage 9 meters in circuitous length BUT A STRAIGHT-FORWARD STRATEGY 6

# pipeline – one tract with multiple meaningful opportunities

| PROGRAM *Indication* | CLASS | ROUTE | PRE-CLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | MILESTONES |
|---|---|---|---|---|---|---|---|
| Larazotide<br>Adult Celiac Disease | Tight Junction Regulator | Oral; Gut Restricted | | | | | Enrollment on hold. Next steps TBD based on further analysis* |
| Larazotide<br>MIS-C** | Tight Junction Regulator | Oral; Gut Restricted | | | | | Phase 2a topline data → **2H 2022** |
| Vurolenatide<br>Short Bowel Syndrome | Long-Acting GLP-1 | Injectable | | | | | Phase 2 data → **2Q 2022** |
| NM-003<br>Orphan Indication TBD | Long-Acting GLP-2 | Injectable | | | | | IND-enabling planning underway |
| NM-102<br>Orphan Indication TBD | Tight Junction Microbiome Modulator | Oral | | | | | IND-enabling underway |
| NM-136<br>Targeted Obesity Disorders | Anti-GIP hu-mAb | Injectable | | | | | IND-enabling underway |
| NM-004<br>Orphan Indication TBD | Immunomodulator | Oral; Gut Restricted | | | | | Phase 2 ready |

**NOTE:** *All programs are New Chemical Entities.*
**NOTE:** *All programs are globally licensed except NM-004, which excludes Asia, except for Japan.*
* 9 Meters Press release, June 21, 2022
***MIS-C = multisystem inflammatory syndrome in children clinical trial in collaboration with European Biomedical Research Institute of Salerno (EBRIS); GLP-1 = glucagon-like peptide-1; GLP-2 = glucagon-like peptide-2; GIP = glucose-dependent insulinotropic polypeptide; hu-mAb = humanized monoclonal antibody*

7

9METERS BIOPHARMA

vurolenatide: long-acting glp-1 agonist Short Bowel Syndrome (SBS); Orphan Designation patients with sbs typically have compromised levels of glp-1 Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity 9 • GLP-1 is naturally produced in a portion of the ileum that is removed during surgical resection • Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • Without this brake, there is unregulated gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable, malabsorptive diarrhea with frequent bowel movements and excessive stool output • Production of natural GLP-1 is compromised in patients with SBS • Portion of the ileum secreting GLP-1 may be removed during resection • GLP-2 analogues do not appreciably slow motility to affect rapid GI transit time associated with SBS • An ideal therapy for SBS patients should: • Be safe and tolerable, while providing convenient dosing and administration • Rapidly decrease gut motility to improve absorption of nutrients and fluids • Rapidly reduce total stool output (TSO) volume and bowel movement frequency

# 9 reasons to believe Vurolenatide has the potential to advance the treatment of SBS

**MOA and Efficacy Differentiation…**

Onset of Action

**1) Faster[1] Onset of Action**
Within hours or days of dosing vs. weeks or Months with GLP-2

More Transit Time

**2) Slows Gut Motility** to increase time for nutrient absorption

Increased Nutrient Absorption

**Demonstrated Reductions in:**
**3)** TSO
**4)** Meal-related and nocturnal diarrhea
**5)** Parenteral Support

**…while reducing the burdens associated with GLP-2s**

**6) 15 years of patient experience** with active molecule

**7) Transient side effects** vs. REMS with current GLP-2

Fewer Safety Concerns

**8) Weekly or bi-weekly dosing** vs. daily dosing or twice-weekly dosing

**9) Fixed dosing** vs. weight-based dosing (teduglutide)

Potential for Lower Dosing Burden

*[1]Vurolenatide remains investigational and has not been evaluated in head-to-head trials against GLP-2 therapies"

10

9METERS BIOPHARMA

vurolenatide replaces glp-1 and restores the “ileal brake” short bowel syndrome with glp-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Vurolenatide rapidly replaces physiological effects of missing GLP-1 to normalize GI transit with potentially twice- or once-monthly dosing. XTEN R Molecule is an NCE through recombinantly derived process exenatide ~4.2 kDa Asp HisGly Thr ThrSerPheGluGly Asp Leu Ser LysGlnMetGluGluAlaVal GluArg Phe Leu Ile GluTrpLeu ProLys GlyGly Ser Ser Gly GlyAlaProProSer vurolenatide ~80 kDa + 11 vurolenatide is XTENylatedTM with ultra-long half-life Asp HisGly Thr ThrSerPheGluGly Asp Leu Ser LysGlnMetGluGluAlaVal GluArg Phe Leu Ile GluTrpLeu ProLys GlyGly Ser Ser Gly GlyAlaProProSer • Dipeptidyl peptidase 4 cleaves native GLP-1 and GLP-2 in minutes • Exenatide still limited by half-life (2.5 h) • Long-acting depot formulation (Bydureon®) not optimized for SBS • Vurolenatide is created in recombinant process via technology licensed from Amunix (now Sanofi) • XTENylation process is a recombinant protein engineering method to fuse protein polymers using a limited number of AAs Exenatide 4.2 kDa XTENylation Key Benefits: • Increases exenatide half-life from ~2 to ~170 h (PK data) • Not PEGylation conjugation • Fully recombinant process • Increased drug stability • Fully biodegradable • Defined chemical structure • Purifiable drug product • Manufacturing known and scalable • Clinically validated: Human PoC using exenatide-XTEN completed; multiple other targets also completed clinical studies vurolenatide 80 kDa 12 vurolenatide open-label single-center phase 1b/2a trial results phase 1b/2a study: sbs clinical trial design *The study protocol called for an analysis of urine output; however, it proved difficult to measure in an ambulatory setting. open label, 2-dose, dose-escalation study of vurolenatide in adult patients with sbs Vurolenatide given twice, at 3 different dose levels, in 3 cohorts Doses were administered on Days 1 and 15 by subcutaneous injection. MAIN OUTCOMES: Safety & tolerability Key secondary outcome: Total stool output (TSO) volume/bowel movement frequency Patients were followed for 6 weeks after the second dose. Screening 50 mg cohort n=2 50 mg cohort n=1 100 mg cohort n=2 100 mg cohort n=2 150 mg cohort n=1 150 mg cohort n=1 Overall demographics in trial: 5m/4f (8 Caucasian); avg age = 51.8 y; avg height = 175.1 cm; avg weight = 68.0 kg; avg BMI = 22.1 kg/m2 14 phase 1b/2a trial: treatment-emergent adverse events Vurolenatide was generally safe and well tolerated: 17 TEAEs were observed in 9 patients, 15 of which were mild, transient and self-limited without further intervention. The majority of TEAEs were GI-related (nausea and vomiting). 15 Study confirmed single ascending dose in T2DM study data phase 1b/2a efficacy: total stool output (tso) *Patient 6 did not receive a second dose. †The baseline prior to the second dose in this patient was substantially higher than the original baseline volume due to rapid increase in oral intake. 16 fda response on initiated phase 2 program FDA Type C meeting communication supported plan to initiate Phase 2 study with vurolenatide for SBS using TSO as the primary efficacy outcome measure Multicenter, double-blind, double-dummy, randomized placebo-controlled trial; FDA has provided global anchor questions and specific guidance for performance of exit interviews to support clinical meaningfulness of observed efficacy Secondary endpoints will include diarrhea impact, nocturnal stool output, meal-related stool output, parenteral requirements, sleep quality, and quality of life 17

VIBRANT phase 2 study VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT Study objectives, design & preliminary results

VIBRANT: phase 2 sbs trial design & timeline Timeline: preliminary results expected 2Q22 50 mg PBOGroup 1 Group 2 Group 3 Group 4 Study population: all comers (regardless of phenotype and/or PS requirement) 50 mg PBO 50 mg 100 mg PBO 100 mg PBO 100 mg 50 mg 50 mg 50 mg 50 mg 50 mg PBO PBO PBO PBO PBO DAY 0 DAY 7 DAY 14 DAY 21 DAY 28* VIBRANT = VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT; PS = parenteral support. *Patients will be followed 2 additional weeks for efficacy.19

VIBRANT trial objectives and enrollment • Evaluate previous open label trial efficacy in placebo-controlled and blinded setting • Confirm overall tolerability and safety profile in placebo-controlled and blinded setting • Identify go-forward dose and dose regimen for Phase 3 • Design and execute photo image diary for collection of intake and output • Gain experience with both patient and site interactions, patient dynamics and SBS trial execution challenges to maximize success in Phase 3 • Enrollment was in-line with standard metrics in this indication • Standard is 0.2 patients per site per month (confirmed by four international CROs with significant rare disease experience) • VIBRANT enrollment was 0.28 patients per site per month 20

VIBRANT demographics, disposition and phenotype • Demographics: • N = 11 • 3/8 (M/F) • Mean Age: 54.1; (44 – 67; min – max) • Race: Black/African American (2); White (9) • Ethnicity: Not Hispanic or Latino (11) • Study Disposition • No patient withdrew from the study in 11 patients • SBS anatomic phenotype • 9 ostomy patients; 2 colon-in-continuity • Parenteral Support • 5 yes/6 no 21

VIBRANT phase 2 trial objectives met • Safety and tolerability Confirmed • No Adverse Event leading to early withdrawal • 2 SAEs – central catheter infections (Unrelated to Study Drug) • Efficacy Confirmed • Overall, 7/11 met definition for TSO Responder over the 6 weeks post randomization [Conservative Responder Definition* = Change From Baseline in 24 hour Mean TSO reduction ≥ 10%] • Parenteral support volume effect observed • 3/5 Patients on active drug showed a meaningful decrease in PS volume • Of the 3 active drug groups, one vurolenatide dose and dosing interval identified (i.e., best tolerated efficacious dose vis-a-vis safety and tolerability) • Mean TSO reduction > 25% in the go-forward vurolenatide group 22 *Greater than 10% defined by 9 Meters, not pre-specified, in-line with observed benefit of several approved GI drugs including Xifaxan®, Trulance®, Amitiza®, Viberzi® and Linzess®.

VIBRANT phase 2 trial timeline & regulatory next steps • Study remains ongoing and blinded to maximize EOP2 discussion value • FDA meeting granted for mid-third quarter 23

VIBRANT2 phase 3 planning VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT - 2 Start-up timing & CRO selection

VIBRANT2 - phase 3 start up and planning • Anticipated phase 3 start – Q4 2022 • All six VIBRANT phase 2 sites will be first to be initiated for phase 3 • Utilizing CRO with bona fide Rare Disease experience (with SBS experience in EU) • Feasibility for US & Canada identified multiple viable sites • Initial P3 feasibility/capability will look at Ex-North America to meet currently defined first-patient-in to last-patient-out timeline • Community trial participation program can be incorporated 25 vurolenatide: market opportunity Short Bowel Syndrome (SBS); Orphan Designation short bowel syndrome: a debilitating orphan disease Results from massive resection of the small intestine due to recurrent Crohn’s disease, mesenteric vascular events, trauma, malignancy or complications from abdominal surgery1 Clinical consequences are far reaching • Includes malnutrition, diarrhea, dehydration, depression, mental confusion, weakness, early kidney failure, cardiac arrhythmia, impaired wound healing 1 • Overall mortality is 15-47% in adults with SBS, depending upon age and length of parenteral nutrition 2 Limited treatment options with many patients dependent on long-term parenteral support (PS) • Costs of PS are estimated between $100 - $586k per year 3 • Can lead to complications such as bacterial infections, low bone calcium uptake, liver disease, kidney disease1 • Gattex (teduglutide) is a GLP-2 analogue approved in the US in 2012 for treatment of short bowel syndrome • >$600MM in global sales in 2020/20214 United States ~15 – 20k patients EU4 + UK + CAN ~11k patients 1. Massaroni, S et al. Understanding short bowel syndrome: Current status and future perspectives. Digestive and Liver Disease 52 (2020) 253-261 2. Schalamon, J. et al. Mortality and Economics in Short Bowel Syndrome. Best Practices Rest Clin Gastro, 2003 Dec;17(6):931-42 3. Transparency Market Research. Short Bowel Syndrome Market (Product: Glucagon-like Peptide-2 [GLP2], Growth Hormone, Glutamine, and Others; and Distribution Channel: Hospital Pharmacies, Retail Pharmacies, and Online Sales) - Global Industry Analysis, Size, Share, Growth, Trends, and Forecast, 2021-2031 4. Takeda Quarterly Financial Report. March, 31, 2022 27

# the patient journey: short bowel syndrome

**Diarrhea, Fatigue, Abdominal Pain, Ostomy Leakage, Infusion Schedules, Social Impact[2]**

**Average Age at Constitution: 52 Years**

**Cause of Resection:**
- Mesenteric Infarction
- Radiation Enteritis
- Crohn's Disease
- Small Bowel Volvulus
- Other



**Remnant Small Bowel Length:**
- <50 cm (35%)
- 50-99 cm (31%)
- 100-150 cm (34%)

**Initiation of Parenteral Nutrition (PN)**

**Factors related to PN Dependency:**
- Remnant Small Bowel Length
- End-jejunostomy vs. Colon-in-Continuity
- Absence of Ileocecal Valve and Cecum

**Transient PN (52%)**

**PN Dependence: (48%)***

*GLP-2 therapies target patients on PN

**Among PN Dependent, Progression to Intestinal Failure (IF) (45% at 5 years)**

**Overall Mortality 10 Years Post Resection: 40%**

**Cause of Death:**
- Related to PN (22%)
- Related to Short Bowel (13%)
- Related to Primary Disease (31%)
- Other (34%)

**Sources:** 1.) Messing et al. Long-term Survival and Parenteral Nutrition Dependence in Adult Patients with the Short Bowel Syndrome. Gastroenterology 1999. 2.) Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010.

28

9METERS BIOPHARMA

# Vurolenatide is poised to address unmet needs in the SBS market

Vurolenatide aims to treat SBS along the **full spectrum of disease** by slowing gut motility and restoring full nutrient absorption

**>$1.5bn**

**Sales Opportunity***

*Peak year sales potential in major regions (US, EU 4 + UK & CAN, APAC (incl. China))*



~15-20K SBS patients in US
~11K SBS patients in EU4 +UK and Canada
Intestinal Insufficiency
Intestinal Failure
Parenteral Support
Additional Oral Intake (hyperphagia)
Degree of Fluid /Nutritional Support
Degree of Malabsorption

Adapted from Jeppesen, P. *Expert Opinion on Orphan Drugs*. 2013

- Gattex/Revestive (teduglutide) target population is **limited to patients on parenteral support (PS)**
- Apraglutide, glepaglutide positioned to reduce time on PS

*Other regions (LATAM, MENA) represent upside

29

8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn